UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2026

Biomea Fusion, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40335	82-2520134
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1599 Industrial Road San Carlos, CA	94070
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 980-9099

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	BMEA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

On April 28, 2026, Biomea Fusion, Inc. (the “Company”) hosted a conference call and live webcast to discuss topline data for its Phase 2 COVALENT-112 study. The Company has made available a slide presentation to accompany the call, a copy of which is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events

On April 27, 2026, the Company reported positive 52-week results from its Phase 2 COVALENT-112 trial evaluating the efficacy, safety, and tolerability of icovamenib in patients with type 1 diabetes (“T1D”).

Results

The COVALENT-112 trial demonstrated encouraging results in patients with T1D. In patients diagnosed within 0–3 years, treatment with icovamenib 200 mg once daily for 12 weeks resulted in a 52% increase in mean C-peptide area under the curve (AUC) at Week 12 (p<0.001; n=5), representing a magnitude of improvement that is not commonly reported in published studies of T1D.

Importantly, the effect was durable following only 12 weeks of dosing, mean C-peptide AUC was largely preserved through Week 52, representing approximately a 7% decline from baseline. A dose response was observed, with the 200 mg dose demonstrating greater activity compared to 100 mg. Published natural history data suggest that patients with Stage 3 T1D typically experience substantial declines in C-peptide over time, underscoring the significance of preserved C-peptide following only a 12-week dosing period.

In patients with longer-standing disease (3-15 years since diagnosis), C-peptide levels were generally preserved through Week 52 (12-week treatment period + 40-week follow-up), with only a modest decline from baseline. A comprehensive dataset will be presented at the upcoming American Diabetes Association’s (ADA) Scientific Sessions in June.

Icovamenib was generally well tolerated, with no new or unexpected safety signals identified throughout the 52-week observation period. Unlike investigational approaches in T1D that rely primarily on immune suppression or cellular transplantation, icovamenib is designed as a short course, orally administered therapy targeting beta cell biology, with effects that appear to persist beyond the treatment period.

Planned Next Steps

Based on these data, the Company, in collaboration with four U.S. academic centers, is planning a Phase 2 trial in patients with T1D diagnosed within the past 3 years. The study will evaluate whether extended dosing (up to 6 or 12 months) at 200 mg further improves C-peptide and whether the addition of an immunosuppressive agent enhances clinical outcomes. This study is planned to be initiated within the second half of this year at the Barbara Davis Center for Diabetes, Joslin Diabetes Center, UT Health San Antonio Diabetes Center, and the University of Miami Diabetes Research Institute.

Study Design

COVALENT-112 (NCT06152042) was an open-label Phase 2 trial evaluating icovamenib in adult patients with T1D. The study enrolled patients aged 18 to 60 years with Stage 3 T1D, including those diagnosed within 0–3 years with residual beta cell function at baseline, defined by a screening C-peptide level ≥0.2 nmol/L (Cohort 1), as well as a broader population with disease duration of 3–15 years and residual beta cell function at baseline, defined by a screening C-peptide level ≥0.08 nmol/L (Cohort 2). Participants were assigned to receive icovamenib at 100 mg or 200 mg once daily for 12 weeks, followed by a 40-week post-treatment follow-up to assess durability of effect. Study enrollment and dosing were interrupted in May 2024 due to an FDA clinical hold, which was subsequently resolved. As a result, these data reflect approximately half of the originally intended patient population. A planned placebo-controlled Part 2 of the study was not completed.

The primary endpoint was the mean change from baseline in stimulated C-peptide area under the curve (AUC), measured during a mixed-meal tolerance test (MMTT), to evaluate endogenous insulin secretion. Secondary endpoints included additional measures of beta cell function, glycemic control, insulin use, and safety.

Forward-Looking Statements

Statements made or incorporated by reference in this Current Report on Form 8-K may include statements which are not historical facts and are considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements may be identified by words such as “aims,” “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “plans,” “possible,” “potential,” “seeks,” “will” and variations of these words or similar expressions that are intended to identify forward-looking statements. Any such statements in this Current Report that are not statements of historical fact, including statements regarding the clinical and therapeutic potential of the Company’s product candidates and development programs, including icovamenib and the potential of icovamenib as a treatment for Type 1 and Type 2 diabetes, and the Company’s expectations regarding the optimal dose and target patient population; the Company’s research, development and regulatory plans; the mechanism of action of the Company’s product candidates and development programs; the progress and initiation of the Company’s ongoing and upcoming clinical trials, including its Phase 2 COVALENT-112 trial; the anticipated availability of data from the Company’s clinical trials; the Company’s planned interactions with regulators; and the timing of such events may be deemed to be forward-looking statements. The Company intends these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act and is making this statement for purposes of complying with those safe harbor provisions.

Any forward-looking statements made or incorporated by reference in this Current Report on Form 8-K are based on the Company’s current expectations, estimates and projections only as of the date of this Current Report on Form 8-K and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements, including the risk that preliminary or interim results of preclinical studies or clinical trials may not be predictive of future or final results in connection with ongoing or future clinical trials and the risk that the Company may encounter delays in preclinical or clinical development, patient enrollment and in the initiation, conduct and completion of the Company’s ongoing and planned clinical trials and other research and development activities. These risks concerning the Company’s business and operations are described in additional detail in its periodic filings with the U.S. Securities and Exchange Commission (the “SEC”), including its most recent periodic report filed with the SEC and subsequent filings thereafter. The Company explicitly disclaims any obligation to update any forward-looking statements except to the extent required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Presentation titled “Icovamenib in Type 1 Diabetes: COVALENT-112 Topline Results,” dated April 28, 2026, furnished herewith.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BIOMEA FUSION, INC.

Date: April 28, 2026	By:	/s/ Michael J.M. Hitchcock
Michael J.M. Hitchcock
Interim Chief Executive Officer, Director (Principal Executive Officer)

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